Exhibit 10.3

FORM OF

REGISTRATION RIGHTS AGREEMENT

OF

KKR & CO. L.P.

Dated as of                       , 20

Appendix A          Covered Person Questionnaire

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of                       , 20    , by and among KKR & Co. L.P., a Delaware limited partnership (the “Partnership”), KKR Holdings L.P., a Cayman limited partnership (“KKR Holdings”), and any Covered Person (defined below) from time to time party hereto.

WHEREAS, KKR Holdings is a holder of Group Partnership Units (defined below), which, subject to certain restrictions and requirements, are exchangeable at the option of the holder thereof for the Partnership’s common units representing limited partner interests (the “Common Units”); and

WHEREAS, the Partnership desires to provide KKR Holdings and Permitted Transferees with registration rights with respect to Common Units underlying their Group Partnership Units and any other Common Units they may otherwise hold from time to time.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1            Definitions.  Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

“Agreement” has the meaning ascribed to such term in the Recitals and includes any amendments thereto.

“Beneficial owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Managing Partner.

“Common Units” has the meaning ascribed to such term in the Recitals and includes any successor security thereto.

“Covered Group Partnership Units” means, with respect to a Covered Person, such Covered Person’s Group Partnership Units.

“Covered Person” means KKR Holdings, any subsidiaries through which KKR Holdings may from time to time hold Group Partnership Units, and any Permitted Transferee, provided that any such Permitted Transferee agrees in writing to be bound by the terms of this Agreement in accordance with Section 3.1(c).

“Demand Notice” has the meaning ascribed to such term in Section 2.2(a).

“Demand Registration” has the meaning ascribed to such term in Section 2.2(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means one or more exchange agreements providing for the exchange of Group Partnership Units or other securities issued by members of the Group Partnership Group for Common Units, as contemplated by the Registration Statement.

“Exchange Registration” has the meaning ascribed to such term in Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Group Partnership I” means KKR Management Holdings L.P., a Delaware limited partnership, and any successor thereto.

“Group Partnership II” means KKR Fund Holdings L.P., a Cayman limited partnership, and any successor thereto.

“Group Partnership Agreements” means, collectively, the Amended and Restated Limited Partnership Agreement of Group Partnership I and the Amended and Restated Limited Partnership Agreement of Group Partnership II (and the partnership agreement then in effect of any future partnership designated as a Group Partnership), as they may each be amended, supplemented or restated from time to time.

“Group Partnership Group” means, collectively, the Group Partnerships and their respective subsidiaries.

“Group Partnership Unit” means, collectively, one partnership unit in each of Group Partnership I and Group Partnership II (and any future partnership designated as a Group Partnership) issued under its respective Group Partnership Agreement.

“Group Partnerships” means, collectively, Group Partnership I and Group Partnership II (and any future partnership designated as a Group Partnership).

“Indemnified Parties” has the meaning ascribed to such term in Section 2.6.

“Initial Registration” means the Common Units registered pursuant to the U.S. Listing Registration Statement and the Primary Offering Registration Statement.

“KKR Holdings” has the meaning ascribed to such term in the Recitals and any successor thereto.

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order issued or promulgated by any Governmental Authority with jurisdiction over the Partnership or any Covered Person, as the case may be.

“Managing Partner” means KKR Management LLC, a Delaware limited liability company, and any successor or other person that is admitted to the Partnership as general partner of the Partnership, each in its capacity as a general partner of the Partnership (except as the context otherwise requires).

“Partnership” has the meaning ascribed to such term in the Recitals and includes its successors.

“Permitted Transferee” means any transferee of a Group Partnership Unit after the date hereof the transfer of which was authorized by KKR Holdings and permitted by the Group Partnership Agreements.

“Primary Offering Registration Statement” means the Partnership’s registration statement on Form S-1 (File No. 333-166687) with regard to an underwritten public offering of Common Units.

“Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registering Covered Person” has the meaning ascribed to such term in Section 2.5(a).

“Registrable Securities” means Common Units that may be delivered in exchange for Group Partnership Units or otherwise held by Covered Persons from time to time. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement covering resales of such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities of a Covered Person are eligible to be sold by such Covered Person pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) such Registrable Securities cease to be outstanding (or issuable upon exchange).

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) SEC and securities exchange registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Managing Partner, the Partnership and the Group Partnership Group (including, without limitation, all salaries and expenses of the officers and employees of the Managing Partner, the Partnership or the Group Partnership Group performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Managing Partner, the Partnership or the Group Partnership Group and customary fees and expenses for independent certified public accountants retained by the Managing Partner, the Partnership or the Group Partnership Group (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.5(i)), (vii) reasonable fees and expenses of any special experts retained by the Managing Partner, the Partnership or the Group Partnership Group in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of the Covered Persons, including one counsel selected by KKR Holdings for all of the Covered Persons participating in the offering, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all out-of-pocket costs and expenses incurred by the Managing Partner, the Partnership, the Group Partnership Group or their appropriate officers in connection with their compliance with Section 2.5(m).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“U.S. Listing Registration Statement” means the Partnership’s registration statement on Form S-1 (File No. 333-165414) with regard to the distribution of Common Units to holders of common units of KKR & Co. (Guernsey) L.P.

Section 1.2            Construction.  Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation;” and the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; and (d) the word “person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), Governmental Authority or other entity (or series thereof). The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1            Exchange Registration.

(a)           The Partnership shall use its commercially reasonable efforts to cause to be declared effective under the Securities Act by the SEC, prior to [                 ], 20[    ], one or more registration statements (the “Exchange Registration”), one or more of which may be in the form of a “shelf” registration statement, covering (i) the delivery by the Partnership, its subsidiaries, or the Group Partnership Group, from time to time, to the Covered Persons of Common Units registered under the Securities Act in exchange for such Group Partnership Units or (ii) if the Partnership determines that the registration provided for in clause (i) is not available for any reason, the registration of resale of such Common Units by any Covered Persons.

(b)           The Partnership shall be liable for and pay all Registration Expenses in connection with any Exchange Registration, regardless of whether such registration is effected.

(c)           Upon notice to each Covered Person participating in any Exchange Registration, the Partnership may postpone effecting a registration pursuant to this Section 2.1 (or, with respect to an effective registration statement, restrict sales thereunder) on up to three occasions during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days in the aggregate (which period may not be extended or renewed), if (i) the Managing Partner shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of the Partnership the preparation of which had then been commenced or (ii) the Partnership is in possession of material non-public information the disclosure of which during the period specified in such notice the Managing Partner believes in good faith would not be in the best interests of the Partnership.

Section 2.2            Demand Registration.

(a)           If at any time on or after [                 ], 20[    ] the Partnership shall receive a written request (a “Demand Notice”) from KKR Holdings that the Partnership effect the registration under the Securities Act of all or any portion of the Registrable Securities as specified in the Demand Notice (a “Demand Registration”), specifying the information set forth under Section 2.5(j), then the Partnership shall use its commercially reasonable efforts to effect, as expeditiously as reasonably practicable, subject to the restrictions in Section 2.2(d), the registration under the Securities Act of the Registrable Securities for which KKR Holdings has requested registration under this Section 2.2, which may be in the form of a “shelf” registration statement, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

(b)           At any time prior to the effective date of the registration statement relating to such registration, KKR Holdings may revoke such Demand Registration request by providing a notice to the Partnership revoking such request.  The Partnership shall be liable for and pay all Registration Expenses in connection with any Demand Registration.

(c)           If a Demand Registration involves an underwritten Public Offering and the managing underwriter advises the Partnership and KKR Holdings that, in its view, the number of units of Registrable Securities requested to be included in such registration exceeds the largest number of units that can be sold without having a material adverse effect on such offering, including the price at which such units can be sold (the “Maximum Offering Size”), the Partnership shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

(i)            first, all Registrable Securities requested to be registered in the Demand Registration by KKR Holdings (allocated, if necessary for the offering not to exceed the Maximum Offering Size, in such proportions as shall be determined by KKR Holdings);

(ii)           second, any securities proposed to be registered by the Partnership or any securities proposed to be registered for the account of any other persons, with such priorities among them as the Partnership shall determine.

(d)           Upon notice to KKR Holdings, the Partnership may postpone effecting a registration pursuant to this Section 2.2 (or, with respect to an effective registration statement, restrict sales thereunder) on up to three occasions during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days in the aggregate (which period may not be extended or renewed), if (i) the Managing Partner shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of the Partnership the preparation of which had then been commenced or (ii) the Partnership is in possession of material non-public information the disclosure of which during the period specified in such notice the Managing Partner believes in good faith would not be in the best interests of the Partnership.

Section 2.3            Piggyback Registration.

(a)           Subject to any contractual obligations to the contrary, if the Partnership proposes at any time to register under the Securities Act any of the equity securities issued by it (other than the Initial Registration or any registration on Form S-8 or Form S-4, or any successor forms, relating to Common Units issuable in connection with any employee benefit or similar plan of the Partnership or pursuant to restricted equity awards granted by KKR Holdings or in connection with a direct or indirect acquisition by the Partnership of another person or as a recapitalization or reclassification of securities of the Partnership), whether or not for sale for its own account, the Partnership shall each such time give prompt notice at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration to KKR Holdings, which notice shall offer KKR Holdings the opportunity to elect to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered held by Covered Persons as KKR Holdings may request (a “Piggyback Registration”), subject to the provisions of Section 2.3(b).  If KKR Holdings elects to effect a Piggyback Registration, the Partnership shall give notice of the registration statement relating to such registration to those Covered Persons who KKR Holdings determines to afford participation in the Piggyback Registration.  Upon the request of KKR Holdings, the Partnership shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Partnership has been so requested to register by KKR Holdings, to the extent necessary to permit the disposition of the Registrable Securities to be so registered, provided that (i) if such registration involves an underwritten Public Offering, all such Covered Persons to be included in the Partnership’s registration must sell their Registrable Securities to the underwriters selected by the Partnership on the same terms and conditions as apply to the Partnership or any other selling person, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Partnership shall determine for any reason not to register such securities, the Partnership shall give notice to all such Covered Persons and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  No registration effected under this Section 2.3 shall relieve the Partnership of its obligations to effect an Exchange Registration or Demand Registration to the extent required by Section 2.1 or Section 2.2, respectively. The Partnership shall pay all Registration Expenses in connection with each Piggyback Registration.

(b)           Subject to Section 2.2(c) and any other contractual obligations to the contrary, if a Piggyback Registration involves an underwritten Public Offering and the managing underwriter advises the Partnership that, in its view, the number of Registrable Securities that the Partnership and such Covered Persons intend to include in such registration exceeds the Maximum Offering Size, the Partnership shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)            first, the Partnership securities proposed to be registered for the account of the Partnership;

(ii)           second, the Partnership securities proposed to be registered pursuant to any demand registration rights of third parties;

(iii)          third, all Registrable Securities requested to be included in such registration by any Covered Persons and all Partnership Securities requested to be included in such registration pursuant to any piggyback registration rights of third parties, allocated, if necessary for the offering not to exceed the Maximum Offering Size, (i) as among such Covered Persons as a group, on the one hand, and any such third parties, on the other hand, pro rata based on the number of Registrable Securities owned by such Covered Persons and the number of Partnership Securities with respect to which such third parties are entitled to request piggyback registration, and (ii) as among such Covered Persons, in such proportions as shall be determined by KKR Holdings; and

(iv)          fourth, any securities proposed to be registered for the account of any other persons with such priorities among them as the Partnership shall determine.

(c)           Notwithstanding any provision in this Section 2.3 or elsewhere in this Agreement, no provision relating to the registration of Registrable Securities shall be construed as permitting any Covered Person to effect a transfer of securities that is otherwise prohibited by the terms of any agreement between such Covered Person and the Partnership or any of its subsidiaries.  Unless the Partnership shall otherwise consent, the Partnership shall not be obligated to provide notice or afford Piggyback Registration to KKR Holdings or any other Covered Person pursuant to this Section 2.3 unless some or all of such person’s Registrable Securities are permitted to be transferred under the terms of applicable agreements between such person and the Partnership or any of its subsidiaries.

Section 2.4             Lock-Up Agreements.  If any registration of Registrable Securities shall be effected in connection with a Public Offering, neither the Partnership nor any Covered Person shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any Common Units or other security of the Partnership (except as part of such Public Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Partnership and the lead managing underwriter shall agree and (ii) [    ] days following the pricing of the Public Offering.

Section 2.5             Registration Procedures.  In connection with any request by KKR Holdings that Registrable Securities be registered pursuant to Sections 2.2 or 2.3, subject to the provisions of such Sections, the paragraphs below shall be applicable, and in connection with any Exchange Registration pursuant to Section 2.1, paragraphs (a), (c), (d), (e) and (l) below shall be applicable:

(a)           The Partnership shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Partnership then qualifies or that counsel for the Partnership shall deem appropriate and which form shall be available for the registration of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 40 days, or in the case of an Exchange Registration until all of the Registrable Securities of the Covered Persons included in any such registration statement (each, a “Registering Covered Person”) shall have actually been exchanged thereunder.

(b)           Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Partnership shall, if requested, furnish to each Registering Covered Person and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Partnership shall furnish to such Registering Covered Person and each such underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Registering Covered Person or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Registering Covered Person.  The Registering Covered Person shall have the right to request that the Partnership modify any information contained in such registration statement, amendment and supplement thereto pertaining to such

Registering Covered Person and the Partnership shall use its all commercially reasonable efforts to comply with such request, provided, however, that the Partnership shall not have any obligation to so modify any information if the Partnership reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)           After the filing of the registration statement, the Partnership shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Registering Covered Persons thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Registering Covered Person holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC suspending the effectiveness of such registration statement or any state securities commission and take all commercially reasonable efforts to prevent the entry of such stop order or to obtain the withdrawal of such order if entered.

(d)           To the extent any “free writing prospectus” (as defined in Rule 405 under the Securities Act) is used, the Partnership shall file with the SEC any free writing prospectus that is required to be filed by the Partnership with the SEC in accordance with the Securities Act and retain any free writing prospectus not required to be filed.

(e)           The Partnership shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States any Registering Covered Person holding such Registrable Securities or each underwriter, if any, reasonably (in light of the intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership and do any and all other acts and things that may be reasonably necessary or advisable to enable such Registering Covered Person to consummate the disposition of the Registrable Securities owned by such person, provided that the Partnership shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f)            The Partnership shall immediately notify each Registering Covered Person holding such Registrable Securities covered by such registration statement or each underwriter, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Registering Covered Person or underwriter, if any, and file with the SEC any such supplement or amendment.

(g)           KKR Holdings shall select an underwriter or underwriters in connection with any Demand Registration that relates to a Public Offering.  In connection with any Public Offering, the Partnership shall enter into customary agreements (including an underwriting agreement in customary form) and take all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including if necessary the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(h)           Subject to the execution of confidentiality agreements satisfactory in form and substance to the Partnership in the exercise of its good faith judgment, pursuant to the reasonable request of KKR Holdings or any underwriter, the Partnership will give to each Registering Covered Person, each underwriter (if any) and their respective counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Partnership with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel to such Registering Covered Person or underwriter, to enable them to exercise their due diligence responsibility.

(i)            The Partnership shall use its commercially reasonable efforts to furnish to each Registering Covered Person and to each such underwriter, if any, a signed counterpart, addressed to such person or underwriter, of (i) an opinion or opinions of counsel to the Partnership and (ii) a comfort letter or comfort letters from the Partnership’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as KKR Holdings or any underwriter reasonably requests.

(j)            Each Registering Covered Person registering securities under Sections 2.2 or 2.3 shall promptly furnish in writing to the Partnership the information set forth in Appendix A (which may be amended from time to time as necessary or advisable in light of applicable Law) and such other information regarding itself and the distribution of the Registrable Securities as the Partnership may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

(k)           Each Registering Covered Person and each underwriter, if any, agrees that, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section 2.5(f), such Registering Covered Person or underwriter shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Registering Covered Person’s or underwriter’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(f), and, if so directed by the Partnership, such Registering Covered Person and any such underwriter shall deliver to the Partnership all copies, other than any permanent file copies then in such Registering Covered Person’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Partnership shall give such notice, the Partnership shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(f) to the date when the Partnership shall make available to such Registering Covered Person a prospectus supplemented or amended to conform with the requirements of Section 2.5(f).

(l)            The Partnership shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(m)          The Partnership shall have appropriate officers of the Managing Partner, the Partnership or the Group Partnerships (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(n)           The Partnership shall cooperate with the Registering Covered Persons to facilitate the timely delivery of Registrable Securities to be sold, which shall not bear any restrictive legends, and to enable such Registrable Securities to be issued in such denominations and registered in such names as such Registering Covered Persons may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

Section 2.6             Indemnification by the Partnership.  In the event of any registration of any Registrable Securities of the Partnership under the Securities Act pursuant to this Article II, the Partnership will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, a Registering Covered Person, each affiliate of such Registering Covered Person and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, affiliate, employee, agent and controlling person of any of the foregoing) and each other person, if any, who controls such seller within the meaning of the Securities Act (collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment or supplement thereto under which such Registrable Securities were registered or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Partnership shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Partnership by a Registering Covered Person specifically for use in the preparation thereof.  KKR Holdings may enforce the provisions of this Section 2.6 for, on behalf of or in the name of any Indemnified Party.

Section 2.7             Indemnification by Registering Covered Persons.   Each Registering Covered Person hereby indemnifies and holds harmless, and the Partnership may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Partnership shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless, the Partnership and all other prospective sellers of Registrable Securities, the directors of the Managing Partner, each officer of the Managing Partner or the Partnership who signed the Registration Statement and each person, if any, who controls the Partnership and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 2.6 above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by a Registering Covered Person specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Partnership, any of the Registering Covered Persons or any underwriter, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person.  In no event shall any such indemnification liability of any Registering Covered Person be greater in amount than the dollar amount of the proceeds received by such Registering Covered Person upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 2.8             Conduct of Indemnification Proceedings.  Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article II, except to the extent that the indemnifying party is prejudiced by such failure to give notice.

In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment, based on advice of counsel, a conflict of interest between such Indemnified Party and indemnifying party may reasonably exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume control of the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Covered Person, its affiliates, directors and officers and any control persons of such Indemnified Party shall be designated in writing by KKR Holdings, (y) in all other cases shall be designated in writing by the Managing Partner.  The indemnifying person shall not be liable for any settlement or compromise of a claim, suit, investigation or proceeding, which is effected without its written consent (which shall not be unreasonably withheld), but if settled or compromised with such consent, the indemnifying person agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or compromise.  No indemnifying person shall, without the written consent of the Indemnified Party (which shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened claim, suit, investigation or proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such claim, suit, investigation or proceeding, (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party, and (C) does not impose on such Indemnified Party any liability or other obligation other than the payment of monetary sums that will be fully paid by or on behalf of the indemnifying party.

Section 2.9             Contribution.  If the indemnification provided for in this Article II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party under this Section 2.9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any claim, suit, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.10           Participation in Public Offering.  No Covered Person may participate in any Public Offering hereunder unless such Covered Person (a) agrees to sell such Covered Person’s securities on the basis provided in any underwriting arrangements approved by KKR Holdings and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.11           Other Indemnification.  Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Partnership and the Registering Covered Person participating therein with respect to any required registration or other qualification of securities under any Law other than the Securities Act.

Section 2.12           Cooperation by the Partnership.  If any Covered Person shall transfer any Registrable Securities pursuant to Rule 144, the Partnership shall use its commercially reasonable efforts to cooperate with the Covered Person and shall provide to the Covered Person such information as may be required to be provided under Rule 144.

Section 2.13           Parties in Interest.  Each Covered Person shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Covered Person’s election to participate in a registration under this Article II.  To the extent Group Partnership Units are effectively transferred in accordance with the terms of the Group Partnership Agreements, the transferee of such Group Partnership Units shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(c).

Section 2.14           Acknowledgement Regarding the Partnership.  Other than those determinations reserved expressly to KKR Holdings, all determinations necessary or advisable under this Article II shall be made by the Managing Partner, the determinations of which shall be final and binding.

Section 2.15           Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or units of the Group Partnerships or the Partnership or any successor or assign of any such person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

ARTICLE III

MISCELLANEOUS

Section 3.1             Term of the Agreement; Termination of Certain Provisions.

(a)           The term of this Agreement shall continue until the first to occur of (i) such time as no Covered Person holds any Covered Group Partnership Units or Registrable Securities and (ii) such time as the Agreement is terminated by KKR Holdings.

(b)           Unless this Agreement is theretofore terminated pursuant to Section 3.1(a) hereof, a Covered Person shall be bound by the provisions of this Agreement with respect to any Covered Group Partnership Units or Registrable Securities until such time as such Covered Person ceases to hold any Covered Group Partnership Units or Registrable Securities.  Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Sections 2.7, 2.8, 2.9 and 2.11 and this Article III.  Any person that has ceased to be a Covered Person and that reacquires Covered Group Partnership Units or Registrable Securities shall be a Covered Person; provided that such person shall first sign an agreement in the form approved by the Partnership acknowledging that such person is bound by the terms and provisions of the Agreement and such agreement is received by the Partnership.

(c)           Any Permitted Transferee shall be a Covered Person; provided that such Permitted Transferee is authorized by KKR Holdings to become a Covered Person and such Permitted Transferee signs an agreement in the form approved by the Partnership acknowledging that such Permitted Transferee is bound by the terms and provisions of the Agreement and such agreement is received by the Partnership.

Section 3.2             Amendments; Waiver.

(a)           The provisions of this Agreement may be amended by the Partnership and KKR Holdings; provided that any consent, waiver, vote or approval that may be required under this Agreement and any amendment of this Agreement that has the effect of materially increasing the liabilities of a Covered Person hereunder or making the obligations of a Covered Person hereunder materially more onerous to such Covered Person shall require the approval of such Covered Person.

(b)           Each Covered Person understands that from time to time certain other persons may become Covered Persons and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof.

Section 3.3             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 3.4             Submission to Jurisdiction; Waiver of Jury Trial.

(a)           Any and all disputes which cannot be settled amicably, including any ancillary claims of any party arising out of, relating to or in connection with the validity,

negotiation, execution, interpretation, performance or non-performance of this Agreement (including without limitation the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York, New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce; provided, however, that KKR Holdings shall not be subject to this Section 3.4. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment.  The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings. Except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the parties shall not disclose any awards, any materials in the proceedings created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain.

(b)           Notwithstanding the provisions of paragraph (a), the Managing Partner may bring, or may cause the Partnership to bring, on behalf of the Managing Partner or the Partnership, an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, or enforcing an arbitration award and, for the purposes of this paragraph (b), each Covered Person (i) expressly consents to the application of paragraph (c) of this Section 3.4 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Managing Partner as such Covered Person’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Covered Person of any such service of process, shall be deemed in every respect effective service of process upon the Covered Person in any such action or proceeding.

(c)           EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 3.4, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement and to the parties’ relationship with one another. The parties hereby waive, to the fullest extent permitted by applicable Law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding referred to in this Section 3.4 brought in any court referenced herein and such parties agree not to plead or claim the same.

Section 3.5             Notices.

(a)           All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt by the intended recipient) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.5):

If to a Covered Person,

c/o KKR & Co. L.P.

9 West 57th Street, Suite 4200

New York, NY 10019

Attention: General Counsel

Fax: 212-750-7003

If to the Partnership, at

KKR & Co. L.P.

9 West 57th Street, Suite 4200

New York, NY 10019

Attention: General Counsel

Fax: 212-750-7003

The Partnership shall be responsible for notifying each Covered Person of the receipt of a notice, request, claim, demand or other communication under this Agreement relevant to such Covered Person at the address of such Covered Person then in the records of the Group Partnership Group (and each Covered Person shall notify the Partnership of any change in such address for notices, requests, claims, demands or other communications).

Section 3.6             Severability.  If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 3.7             Specific Performance.  Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.

Section 3.8             Assignment; Successors.  This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons; provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Covered Person shall be null and void; and provided further that no assignment of this Agreement by the Partnership or to a successor of the Partnership (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to all or substantially of the business of the Partnership.

Section 3.9             No Third-Party Rights.  Other than as expressly provided herein, nothing in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

Section 3.10           Section Headings.  The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

Section 3.11           Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

KKR & CO. L.P.

By:	KKR Management LLC, its
general partner

By:
Name:
Title:

KKR HOLDINGS L.P.

By:	KKR Holdings GP Limited, its general partner

By:
Name:
Title:

Appendix A

KKR & CO. L.P.

Covered Person Questionnaire

The undersigned Covered Person understands that the Partnership has filed or intends to file with the SEC a registration statement for the registration of the Common Units (as such may be amended, the “Registration Statement”), in accordance with Sections 2.2 or 2.3 of the Registration Rights Agreement, dated as of                    , 20     (the “Registration Rights Agreement”), among the Partnership, KKR Holdings and the Covered Persons referred to therein.  A copy of the Agreement is available from the Partnership upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

NOTICE

The undersigned Covered Person hereby gives notice to the Partnership of its intention to register Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement.  The undersigned, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Partnership and all other prospective sellers of Registrable Securities, the directors of the Managing Partner, each officer of the Managing Partner who signed the Registration Statement and each person, if any, who controls the Partnership and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities arising in connection with statements made or omissions concerning the undersigned in the Registration Statement, prospectus, any free writing prospectus or any “issuer information” in reliance upon the information provided in this Questionnaire.

The undersigned Covered Person hereby provides the following information to the Partnership and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.                                      Name.

(a)                                  Full Legal Name of Covered Person:

(b)                                 Full Legal Name of Covered Person (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)                                  Full Legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(d)                                 Full Legal Name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item 3 below):

2.                                      Address for Notices to Covered Person:

Telephone:

Fax:

Email:

Contact Person:

3.                                      Beneficial Ownership of Registrable Securities:

Number of Registrable Securities beneficially owned:

4.                                      Broker-Dealer Status:

(a)                                  Are you a broker-dealer?

Yes   ☐               No   ☐

Note:                   If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)                                 Are you an affiliate of a broker-dealer?

Yes   ☐               No   ☐

If yes, please identify the broker-dealer with whom the Covered Person is affiliated and the nature of the affiliation:

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(c)                                  If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐               No   ☐

Note:                   If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(d)                                 If you are (1) a broker-dealer or (2) an affiliate of a broker-dealer and answered “no” to Question 4(c), do you consent to being named as an underwriter in the Registration Statement?

Yes   ☐               No   ☐

5.                                      Beneficial Ownership of Other Securities of the Partnership Owned by the Covered Person.

Except as set forth below in this Item 5, the undersigned Covered Person is not the beneficial or registered owner of any securities of the Partnership other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Covered Person:

6.                                      Relationships with the Partnership:

Except as set forth below, neither the undersigned Covered Person nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Managing Partner or the Partnership (or its predecessors or affiliates) during the past three years.

State any exceptions here:

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7.                                      Intended Method of Disposition of Registrable Securities (Only Applicable to a Demand Registration Effected Pursuant to Section 2.2 of the Registration Rights Agreement):

Intended Method or Methods of Disposition of Registrable Securities beneficially owned:

The undersigned agrees to promptly notify the Partnership of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Partnership in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE SEND A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE BY FAX, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

KKR & Co. L.P.

9 West 57th Street, Suite 4200

New York, NY 10019

Attention: General Counsel

Facsimile: 212-750-0003

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